                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): MAY 2, 2002
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                                  GENUITY INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     000-30837                 74-2864824
 ---------------------------  ----------------------------   -----------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


   225 PRESIDENTIAL WAY, WOBURN, MA                                     01801
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(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's Telephone Number, including Area Code: (781) 865-2000
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                           This is Page 1 of 4 Pages.
                        Exhibit Index appears on Page 4.

ITEM 5. OTHER EVENTS

On May 2, 2002, Genuity Inc., a Delaware corporation, issued a press release discussing the results of its first quarter of 2002. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) EXHIBITS.

         99.1 Press Release dated May 2, 2002 of Genuity Inc.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GENUITY INC.


                                    By: /S/ DANIEL P. O'BRIEN
                                       ----------------------------------------
                                       Name:  Daniel P. O'Brien
                                       Title: Executive Vice President and
                                              Chief Financial Officer


Date: May 2, 2002

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION OF EXHIBITS                                  PAGE

  99.1        Press Release dated May 2, 2002 of Genuity Inc.            5